Exhibit 99.1



             Kerr-McGee to Present at Howard Weil Energy Conference
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     Oklahoma  City,  March  24,  2004 - Luke R.  Corbett,  chairman  and  chief executive officer of Kerr-McGee Corp. (NYSE: KMG), will speak at the Howard Weil Energy Conference at 2:10 p.m. EST Monday, March 29. The presentation slides will be available on Kerr-McGee's website at www.kerr-mcgee.com, following Corbett's speech. The slides will be archived on the website for 30 days.
     Kerr-McGee is an Oklahoma City-based energy and inorganic chemical company with worldwide operations and assets of more than $10 billion.

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Media Contact:    Debbie Schramm
                  Direct:  405-270-2877
                  Pager:   888-734-8294
                  dschramm@kmg.com

Investor Contact: Rick Buterbaugh
                  Direct:  405-270-3561